Exhibit 99.1

International Wire Plans to Terminate Exchange Act Registration of

Common Stock

Camden, NY – October 30, 2009 - International Wire Group, Inc. (ITWG.PK) today announced that it intends to file a Form 15 with the Securities and Exchange Commission on or about November 6, 2009 to terminate the registration of its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, as a result, will cease to file current and periodic reports with the Securities and Exchange Commission (the “SEC”).

“After careful consideration of various factors, the Company’s Board of Directors determined that deregistration of the Company’s common stock was in the best overall interests of the Company’s shareholders,” stated Hugh Steven Wilson, Chairman of the Company’s Board of Directors. “These factors included, among other things, the substantial savings the Company expects to realize from reductions in legal, accounting, printing and other costs associated with the Company’s Exchange Act reporting and costs associated with the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002.”

As of the date of the filing of the Form 15, the Company’s obligation to file reports under the Securities Exchange Act, including Forms 10-K, 10-Q and 8-K, will be immediately suspended. Other filing requirements will terminate upon the effectiveness of the deregistration under Section 12(g) of the Exchange Act, which should occur 90 days after the filing of the Form 15. The Company will continue to hold an annual stockholders’ meeting and will make quarterly and annual financial information available through its investor website (http://itwg.client.shareholder.com). The Company will also issue press releases to keep shareholders informed. The Company anticipates that its shares will continue to be eligible for quotation on the Pink OTC Markets quotations system. The Company can provide no assurance, however, that its common stock will continue to trade on the Pink OTC Markets or that any other market will exist for the Company’s common stock.

About International Wire Group, Inc.

International Wire Group, Inc. is a manufacturer and marketer of wire products, including bare, silver-plated, nickel-plated and tin-plated copper wire, for other wire suppliers, distributors and original equipment manufacturers. Its products include a broad spectrum of copper wire configurations and gauges with a variety of electrical and conductive characteristics and are utilized by a wide variety of customers primarily in the aerospace, appliance, automotive, electronics/data communications, industrial/energy and medical device industries. The Company manufactures and distributes its products currently at 17 facilities located in the United States, Belgium, France and Italy.

Forward-Looking Information is Subject to Risk and Uncertainty

Certain statements in this release may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believes,” “expects,” “may,” “will,” “should,” “seeks,” “pro forma,” “anticipates,” “intends,” “plans,” “estimates,” or the negative of any thereof or other variations thereof or comparable terminology, or by discussions of strategy or intentions. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. As a result, these statements speak only as of the date they were made and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Many important factors could cause our results to differ materially from those expressed in forward-looking statements. These factors include, but are not limited to, fluctuations in our operating results and customer orders, unexpected decreases in demand or increases in inventory levels, changes in the price of copper, tin, nickel and silver, the failure of our acquisitions and expansion plans to perform as expected, the competitive environment, our reliance on our significant customers, lack of long-term contracts, substantial dependence on business outside of the U.S. and risks associated with our international operations, limitations due to our indebtedness, loss of key employees or the deterioration in our relationship with employees, litigation, claims, liability from environmental laws and regulations and other factors. For additional information regarding risk factors, see our discussion in Part I, Item 1A of our latest Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

ITWG-G

Contact

International Wire Group, Inc.

Glenn J. Holler

Senior Vice-President, Chief Financial Officer and Secretary

314-238-1322

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